ASSOCIATED BANC- CORP INVESTOR PRESENTATION SECOND QUARTER 2015 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND
TRADEMARKS
1
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”,
“intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.
Trademarks:
All trademarks, service marks and trade names referenced in this material are the property of their respective owners. Apple, the Apple logo, and iPhone are trademarks of Apple Inc., registered in the U.S and other countries. Apple Pay and Touch ID are trademarks of Apple Inc. ,MasterPass, MasterCard and the MasterCard Brand Mark are registered trademarks of MasterCard International Incorporated.
Popmoney is a registered trademark of Fiserv, Inc. or its affiliates.

OUR FOOTPRINT AND FRANCHISE
Deposits
($ in billions) Branches
WI $13.4 161
IL $5.0 43
MN $1.5 23
Total $19.9 227
1 FDIC market share data 6/30/14
2 As of 03/31/15 (Period End)
2
Total Loan Distribution/Mix
Q1 Period End
Wisconsin
Upper
Midwest
Other
Largest bank headquartered in
Wisconsin
$27 billion in assets (Top 50 bank
holding company in the U.S.)
227 banking offices serving
approximately one million customers
Q1 Average
23%
39%
38%
Commercial
38%
46%
16%
Consumer
CRE
>$1bn deposits
>$500mm deposits
2
1
2
1861
1999
2006
1987
2011
2011
2012

ATTRACTIVE MIDWEST MARKETS
Serve a Large Market Place:
(Footprint is ~ 20% of USA)
Manufacturing Concentrated
2
:
Top 3 states (Indiana, Wisconsin,
and Iowa) for concentration of
manufacturing jobs and two other
states in the top 10
Favorable Employment
Dynamics:
Wisconsin, Minnesota
and Iowa all have unemployment
rates that are under 4.7%
Positive Economic
Trends:
Continuing job growth
Best Consumer Credit: Top 4
and 8 of top 10 cities within
footprint
1 Based on Population - US Census Bureau 2012 ; 2 Area Development Online – Author: Mark Crawford (Winter 2013);
3
March 2015 US
Bureau of Labor Statistics; 4 Experian.com – State of Credit 2014 – VantageScore registered trademark. 3
Mar 14 to Mar 15
Total
Employment
up 454k
Manufacturing
Employment
up 64k
Top Ten US Cities by Credit Score
4
1 – Mankato, MN (706) 6 – Wausau, WI (699)
2 – Rochester, MN (703) 7 – Green Bay, WI (698)
3 – Minneapolis, MN (702) 8 – Sioux Falls, SD (697)
4 – Duluth, MN (699) 9 – Cedar Rapids, IA (697)
5 – Fargo, ND (699) 10 – La Crosse, WI (696)
*National Average: 666
88.2
77.4
71.6
53.2
50.8
49.4
36.2
26.9
Mar 2014 to Mar 2015 Net Change
in Employment (in ‘000’s)
3
3 1

1Q 2015 HIGHLIGHTS AND OUTLOOK

1Q 2015 Highlights:
2015 Focus:
Average Loan Growth of over $400 million on a
linked-quarter basis
Total average loans of $17.8 billion, up 10%
on a year-over- year basis
Average Deposit Growth of over $500 million on a
linked-quarter basis
Total average deposits of $19.1 billion, up
12% on a year-over- year basis
Net interest income up $3 million on a year-over-
year basis
Noninterest income up $10 million on a linked-
quarter basis
Completed Ahmann & Martin acquisition
Net income to common shareholders of $45
million, or $0.30 / share
ROT1CE of 10.22%
Consistent Capital Deployment
Enhancing the customer
experience
Evolving our overall delivery
model to meet customer needs
1 Return on Tier 1 Common Equity (ROT1CE). Management uses Tier 1 Common Equity, along with other capital measures to assess and monitor our capital position.  This is a non-GAAP financial measure.  Please refer to the appendix for a reconciliation of Tier 1
Common Equity to stockholders’ equity.
In addition to growing the franchise
and creating long-term shareholder
value, in 2015 we are focused on
four key areas:
Managing expenses
Delivering strong, well balanced
earnings from all our core
businesses
1
Repurchased $30 million of common stock

BUILDING THE LOAN PORTFOLIO
1 Based on Average Balances, $ in Billions

Cumulative
1Q 2012 –
1Q 2015 Change
+$0.9 bn
+$1.5 bn
+$2.2 bn
$17.8
$16.2
$17.4
$15.4
$14.3
-$1.0 bn
1
$4.8
$5.6
$6.1
$6.7
$7.0
$3.2
$3.6
$3.9
$4.1
$4.1
$3.2
$3.6
$3.9
$4.5
$4.7
$3.1
$2.6
$2.2
$2.1
$2.1
1Q 2012 1Q 2013 1Q 2014 4Q 2014 1Q 2015
Commercial & Business Commercial Real Estate
Residential Mortgage Home Equity & Installment

LOAN PORTFOLIO GROWTH
1Q 2015 AVERAGE LOAN GROWTH OF $428 MILLION OR 2% FROM 4Q 2014
$ IN MILLIONS
6
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
+4%
% Change
+3%
+13%
+1%
+5%
Total
Commercial
& Business
Lending
+4%
($272 mln)
(3%)
(1%)
($55)
($6)
$18
$37
$92
$168
$174

NET INTEREST INCOME AND MARGIN
TRENDS

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
$165
Net Interest Margin
$169
0.31%
0.29%
0.29%
0.39%
$173
Total Loan Yield Total Interest-earning Yield
<$1
<$1
$168
0.35%
$175
3.36%
3.31%
3.29%
3.32%
3.20%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
3.61% 3.55%
3.55%
3.60%
3.46%
3.12%
3.08%
3.06%
3.04%
2.89%
$164
$168
$172
$170
$165
$1
$5
$3
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Net Interest Income Net of Interest Recoveries & Prepayment Fees
Interest Recoveries & Prepayment Fees
+8 bps
0.19% 0.19% 0.19%
0.20%
0.21%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Interest Bearing Deposit Costs
Other Funding Costs

DIVERSIFIED PORTFOLIO OF VALUE-ADDED
BUSINESSES

Corporate and
Specialized Lending
Consumer
and
Business
Banking
Private
Client and
Institutional
Services
Commercial Real
Estate Lending
Private
Banking
Personal
Trust
Asset
Management
Retirement
Plan Services
Associated
Financial
Group
Community
Markets
Branch
Banking
Commercial
Banking
Residential
Lending
Payments
and Direct
Channels
AIS
(Brokerage)
Corporate
Commercial and
Specialized Lending
Commercial
Deposits and
Treasury
Management
Global Markets
(FX swaps)
Community,  Consumer, and Business Corporate and Commercial Specialty
Rochester, MN
Eau Claire, WI
La Crosse, WI
Central
Wisconsin
Rockford, IL
Peoria, IL
Southern
Illinois
CRE lending
Real Estate
Investment Trusts
Developers

EVOLVING MODEL WITH CUSTOMER TRENDS

Associated Bank Customer Trends
Since 2011:
Branch transactions -15%
Mobile banking adoption +280%
Since 2013:
Evolve Selling Tools:
Coming Soon:
Redesigned website that
features:
Responsive design
across devices
Enhanced eCommerce
capabilities including
guided selling and
product comparison tools
Rationalize Branch Network
Since 2007:
Over 25% of branches closed
or sold
~36% reduction in branch FTE
Focused on smaller, lower
construction
cost,
and more
visibility
Enhance Digital Banking:
Current Offerings:
Note:  All trademarks, service marks and trade names referenced in this material are the property of their respective owners.
Piloting video teller
Digital Deposits +78%
Online Deposit and
Lending Sales Platforms
ATM Deposit Automation &
Remote Deposit
Technology Kiosks
Apple Pay & MasterPass

PURSUING EFFICIENCY GAINS
($ IN MILLIONS)
Efficiency Ratio
1
at 2014 =
69%
Goal =
Peer Average
or Better
1
– Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure to the efficiency ratio as defined by the Federal Reserve.
2
– FTE = Average Full Time Equivalent Employees
3
– Technology Spend = Technology and Equipment expenses
10
Efficiency Ratio
1
2
3
Back Office Initiatives:
Implementing technology
solutions in labor intensive
processes
Real Estate Initiatives:
Actions to optimize our real
estate holdings and capacity
Distribution Initiatives:
Optimize the ways that we
interact with our customers
70.4%
69.3%
69.5%
69.0%
68.9%
$52
$67
$75
$21
4,985
4,968
4,728
4,406
4,422
2011 2012 2013 2014 1Q 2015
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
Technology Spend
$80
Areas of Focus
Avg FTE

CAPITAL MANAGEMENT PRIORITIES
Funding
Organic Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and
Redemptions
Fund Loan Growth and other Capital Investments
Repurchased
$120 million of
Common Stock
Retired $26
million in Sub-
Debt
Increased
quarterly dividend
in Q4 2013
Paid $0.33/
common share
Focused on Cost Take-out Driven Depository M&A
Maintaining Discipline in Pricing of any Transaction
Repurchased $259
million of Common
Stock
Retired $155 million
in Senior Notes in
Q1 2014
Increased
quarterly dividend
in Q4 2014
Paid $0.37/
common share
11
ASB Basel III Tier 1 Common Ratio Goal = 8 – 9.5%
Repurchased ~ $30
million of Common
Stock in both Q1
and Q2 2015
Declared quarterly
common dividend
of $0.10/ share
both in Q1 and Q2
2015

WHY ASSOCIATED
EPS and Dividends Paid & ROT1CE
1
Return on Tier 1
Common Equity
$0.24
$0.27
$0.27
$0.30
Diluted
Earnings
per
Common
Share
Dividends per Common Share
12
Leading Midwest Bank Operating in
Attractive Markets
Well Diversified Lending Portfolio
Stable Core Deposit Franchise
Committed to Expense Containment
Strong Credit Quality
Disciplined Capital Deployment
Management Team Focused on Creating
Long-Term Value
Reasons to Invest
1 Return on Tier 1 Common Equity (ROT1CE). Management uses Tier 1 Common Equity, along with other capital measures to assess and monitor our capital position.  This is a non-GAAP financial measure.  Please refer to the appendix for a reconciliation of Tier 1
Common Equity to stocklholders’ equity.
9.2%
10.1%
9.4%
10.2%
$0.05
$0.08
$0.09
$0.10
1Q 2012 1Q 2013 1Q 2014 1Q 2015

APPENDIX

SEGMENT PROFITABILITY
FIRST QUARTER 2015
ASB –
Consolidated Total
Earning Assets* = $24.1 bn
Total Revenue = $247.9 mm
Net Income = $46.7 mm
ROT1CE: 10.2%
* Average Earning Assets
14
Earning Assets* Total Revenue Net Income
Community, Consumer, & Business Banking
Risk Management & Shared Services
Corporate and Commercial Specialty Banking
ROT1CE
10.7%
(1.1%)
12.5%
35%
27%
38%
61%
3%
36% 37%
1%
62%

LOANS BY INDUSTRY AND STATE
PERIOD END BALANCES

C&BL Loans by Industry
($7.2 billion – Mar 2015)
C&BL Loans by State
($7.2 billion – Mar 2015)
CRE Loans by Industry
($4.1 billion – Mar 2015)
CRE Loans by State
($4.1 billion – Mar 2015)
Residential Mortgage Loans by State
($4.7 billion – Mar 2015)
Home Equity Loans by State
($1.6 billion – Mar 2015)
1
Includes Missouri, Indiana, Ohio, Michigan, & Iowa
Manufacturing
22%
Other
13%
Wholesale
Trade
9%
Power &
Utilities
9%
Oil & Gas 11%
Finance &
Insurance 11%
Retail Trade
5%
Real Estate
7%
Health Care
and Soc.
Assist.
5%
Profsnl,
Scientific, and
Tech Svs
3%
Rental and
Leasing Svs
3%
Transport. and
Whsing
2%
Multi-Family
22%
Office /
Mixed Use
22%
Construction
25%
Retail
17%
Industrial
6%
Other
3%
Hotel / Motel
4%
Wisconsin
40%
Illinois
37%
Minnesota
14%
In-
Footprint
8%
Other
1%
Wisconsin
71%
Illinois
16%
Minnesota
11%
Other
2%
Wisconsin
35%
Illinois
23%
Minnesota
10%
In
Footprint
1
21%
Other 11%
Wisconsin
33%
Illinois
16%
Minnesota
11%
In
Footprint
1
7%
Other
33%
1

NONINTEREST INCOME TRENDS
($ IN MILLIONS)
Core Fee-based
1
Revenue
Mortgage Banking (net) Income
Total Noninterest Income
Other Noninterest Income
2
16
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the April 16, 2015 Earning’s press release tables for a reconciliation of core fee-based revenue to noninterest income.
2
– Other Noninterest Income = Total Noninterest Income minus net Mortgage Banking Income minus Core Fee-based Revenue. This is a non-GAAP measure.
Please refer to the April 16, 2015 Earning’s press release tables for a reconciliation of other noninterest income to noninterest income.
$80
$70
$72
$75
$74
Insurance commissions
$12
$14
$8
$11
$20
$57
$60
$54
$56
$64
$6
$5
$7
$3
$7
$10
$7
$14
$11
$9
1Q
2014
2Q
2014
3Q
2014
4Q
2014
1Q
2015
1Q
2014
2Q
2014
3Q
2014
4Q
2014
1Q
2015
1Q
2014
2Q
2014
3Q
2014
4Q
2014
1Q
2015
1Q
2014
2Q
2014
3Q
2014
4Q
2014
1Q
2015
1

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)
Technology
3
Spend
Total Noninterest Expense
Other Non-Personnel Spend
4
Personnel Spend / FTE
2
Trend
1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure to the efficiency ratio as defined by the Federal Reserve
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Technology and Equipment expenses
4 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
Efficiency Ratio
1
69%
68%
69%
70% 69%
17
$51
$49
$54
$54
$53
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$168
$168
$172
$172 $174
1Q
2014
2Q
2014
3Q
2014
4Q
2014
1Q
2015
$19
$21
$20
$21
$21
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
$98
$98 $98
$97
$100
4,517
4,431 4,359
4,320
4,422
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Personnel Spend Avg FTE

CREDIT QUALITY INDICATORS
($ IN MILLIONS)

Potential Problems Loans & PPLs to Total Loans Nonaccruals & NA / Total Loans
ALL to Nonaccruals and Total Loans Net Charge Offs & NCOs to Avg Loans
$220
$288
$220
$190
$219
1.34%
1.69%
1.28%
1.08%
1.22%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Potential Problem Loans PPLs / Total Loans
$178
$179
$184
$177
$174
1.08%
1.05%
1.07%
1.01% 0.97%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Nonaccruals Nonaccruals / Total Loans
151%
152%
145%
150% 152%
1.63%
1.59%
1.55%
1.51% 1.48%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
ALLL/ Nonaccruals ALLL/ Total Loans
$5
$3
$3
$4
$6
0.14%
0.06%
0.06% 0.10%
0.13%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Net Charge Offs NCOs / Avg Loans

Amortized Cost Composition – March 31, 2015 Investment Portfolio – March 31, 2015
Type Amortized
Cost
(000’s)
Fair Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt & Agencies
$999 $1,002 0.67 1.88
Agency MBS
2,743,852 2,800,382 2.53 2.53
CMOs
871,254 876,685 2.28 2.78
GNMA CMBS
1,158,217 1,149,256 2.04 4.17
Municipals
939,726 971,284 4.92 5.47
Corporates
6,320 6,348 1.30 1.43
Other
18 50
Total HTM & AFS
$5,720,386 $5,805,007 2.79 3.38
INVESTMENT SECURITIES PORTFOLIO
19
Portfolio Ratings Composition – March 31, 2015
Type Fair Value
(000’s)
% of Total
0% RWA $1,317,083 22.7
20% RWA 4,381,224 75.4
50% RWA 20,674 0.4
=>100% RWA 3,367 0.1
Not subject to RW
82,659 1.4
Total Market Value
$5,805,007
100.0%
Risk Weighting Profile – March 31, 2015
Type Fair Value
(000’s)
% of Total
Govt & Agency
$4,825,372 83.2
AAA
94,737 1.6
AA 756,250 13.0
A 122,627 2.1
BAA1, BAA2 & BAA3
- -
BA1 & Lower
1,750 0.0
Non-rated
4,271 0.1
Total Market Value
$5,805,007
100.0%
Agency MBS
Hybrid
31%
Agency
MBS
17%
CMOs
15%
GNMA
CMBS
20%
Municipals
17%

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS (1 OF 2)
2010 2011 2012 2013 2014
Efficiency Ratio Reconciliation:
Efficiency ratio, as defined by the Federal Reserve (1) 65.35% 73.64% 72.16% 71.04% 69.97%
Taxable equivalent adjustment (1.60) (1.74) (1.59) (1.45) (1.36)
Asset gains (losses), net (0.77) (0.92) (0.86) 0.39 0.73
Other intangible amortization (0.52) (0.54) (0.45) (0.42) (0.39)
Efficiency ratio, fully taxable equivalent (1) 62.46% 70.44% 69.26% 69.56% 68.95%
20
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Efficiency Ratio Reconciliation:
Efficiency ratio, as defined by the Federal Reserve (1) 70.41% 69.70% 69.44% 70.33% 70.30%
Taxable equivalent adjustment (1.35) (1.32) (1.36) (1.40) (1.42)
Asset gains, net 0.22 0.26 1.36 1.05 0.30
Other intangible amortization (0.42) (0.41) (0.40) (0.32) (0.32)
Efficiency ratio, fully taxable equivalent (1) 68.86% 68.23% 69.04% 69.66% 68.86%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS (2 OF 2)

Tier 1 Common Equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position.  The Corporation adopted the Basel III regulatory standards during the first quarter of 2015; all prior periods presented are disclosed under Basel I regulatory standards. Tier 1 Common Equity for 2015 follows Basel III and is defined as common stock and related surplus, net of treasury stock, plus retained earnings. Tier 1 Common Equity for 2014 follows Basel I and is defined as Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
($ in thousands) 1Q 2012 1Q 2013 1Q 2014 1Q 2015
Tier 1 Common Equity Reconciliation:
Stockholders’ Equity $2,900,873 $2,936,265 $2,901,024 $2,882,138
Accumulated other comprehensive income (loss) (65,278) (42,991) 11,577 (24,800)
Preferred equity (63,272) (63,272) (61,158) (59,727)
Intangible assets (947,541) (943,385) (939,361) (950,892)
Deferred tax assets (DTAs) 0 0 0 (9,056)
Disallowed servicing assets (5,000) (5,207) 0 0
Tier 1 Common Equity $1,819,782 $1,881,410 $1,912,083 $1,837,663